Exhibit 99.1

L BRANDS REPORTS THIRD QUARTER 2017 EARNINGS

- PROVIDES FOURTH QUARTER GUIDANCE -

Columbus, Ohio, Nov. 15, 2017 - L Brands, Inc. (NYSE: LB) today reported 2017 third quarter results.

Third Quarter Results
Earnings per share for the third quarter ended Oct. 28, 2017, decreased 29 percent to $0.30 compared to $0.42 for the quarter ended Oct. 29, 2016. Third quarter operating income decreased 18 percent to $231.7 million compared to $283.6 million last year, and net income was $86.0 million compared to $121.6 million last year.

The company reported net sales of $2.618 billion for the third quarter ended Oct. 28, 2017, an increase of 1 percent, compared to net sales of $2.581 billion for the quarter ended Oct. 29, 2016. Comparable sales decreased 1 percent for the third quarter ended Oct. 28, 2017. For the third quarter ended Oct. 28, 2017, the exit of the swim and apparel categories had a negative impact of about 2 percentage points to both total company and Victoria’s Secret comparable sales.

Fourth Quarter 2017 Outlook
The company stated that it expects 2017 fourth quarter earnings per share to be $1.95 to $2.10, or $3.05 to $3.20 for the full year 2017.

Earnings Call Information
L Brands will conduct its third quarter earnings call at 9:00 a.m. Eastern on Nov. 16.  To listen, call 1-866-363-4673; conference ID 21218228 (international dial-in number: 1-973-200-3978; conference ID 21218228).  For an audio replay, call 1-855-859-2056; conference ID 21218228 (international replay number: 1-404-537-3406; conference ID 21218228) or log onto www.LB.com.  Additional third quarter financial information is also available at www.LB.com.

ABOUT L BRANDS:
L Brands, through Victoria’s Secret, PINK, Bath & Body Works, La Senza and Henri Bendel, is an international company. The company operates 3,087 company-owned specialty stores in the United States, Canada, the United Kingdom and Greater China, and its brands are sold in more than 800 additional franchised locations worldwide. The company’s products are also available online at www.VictoriasSecret.com, www.BathandBodyWorks.com, www.HenriBendel.com and www.LaSenza.com.

VICTORIA'S SECRET / BATH & BODY WORKS / PINK / LA SENZA / HENRI BENDEL
Three Limited Parkway Columbus, OH 43230 www.LB.com

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995
We caution that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this press release or the third quarter earnings call or made by our company or our management involve risks and uncertainties and are subject to change based on various factors, many of which are beyond our control. Accordingly, our future performance and financial results may differ materially from those expressed or implied in any such forward-looking statements. Words such as “estimate,” “project,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “planned,” “potential” and any similar expressions may identify forward-looking statements. Risks associated with the following factors, among others, in some cases have affected and in the future could affect our financial performance and actual results and could cause actual results to differ materially from those expressed or implied in any forward-looking statements included in this press release or the third quarter earnings call or otherwise made by our company or our management:

•
general economic conditions, consumer confidence, consumer spending patterns and market disruptions including severe weather conditions, natural disasters, health hazards, terrorist activities, financial crises, political crises or other major events, or the prospect of these events;

•	the seasonality of our business;

•	the dependence on mall traffic and the availability of suitable store locations on appropriate terms;

•	our ability to grow through new store openings and existing store remodels and expansions;

•	our ability to successfully expand internationally and related risks;

•	our independent franchise, license and wholesale partners;

•	our direct channel businesses;

•	our ability to protect our reputation and our brand images;

•	our ability to attract customers with marketing, advertising and promotional programs;

•	our ability to protect our trade names, trademarks and patents;

•	the highly competitive nature of the retail industry and the segments in which we operate;

•	consumer acceptance of our products and our ability to manage the life cycle of our brands, keep up with fashion trends, develop new merchandise and launch new product lines successfully;

•	our ability to source, distribute and sell goods and materials on a global basis, including risks related to:

•	political instability, significant health hazards, environmental hazards or natural disasters;

•	duties, taxes and other charges;

•	legal and regulatory matters;

•	volatility in currency exchange rates;

•	local business practices and political issues;

•	potential delays or disruptions in shipping and transportation and related pricing impacts;

•	disruption due to labor disputes; and

•	changing expectations regarding product safety due to new legislation;

•	our geographic concentration of supplier and distribution facilities in central Ohio;

•	fluctuations in foreign currency exchange rates;

•	stock price volatility;

•	our ability to pay dividends and related effects;

•	our ability to maintain our credit rating;

•	our ability to service or refinance our debt;

VICTORIA'S SECRET / BATH & BODY WORKS / PINK / LA SENZA / HENRI BENDEL
Three Limited Parkway Columbus, OH 43230 www.LB.com

•	our ability to retain key personnel;

•	our ability to attract, develop and retain qualified associates and manage labor-related costs;

•	the ability of our manufacturers to deliver products in a timely manner, meet quality standards and comply with applicable laws and regulations;

•	fluctuations in product input costs;

•	our ability to adequately protect our assets from loss and theft;

•	fluctuations in energy costs;

•	increases in the costs of mailing, paper and printing;

•	claims arising from our self-insurance;

•	our ability to implement and maintain information technology systems and to protect associated data;

•	our ability to maintain the security of customer, associate, supplier or company information;

•	our ability to comply with regulatory requirements;

•	legal and compliance matters; and

•	tax, trade and other regulatory matters.

We are not under any obligation and do not intend to make publicly available any update or other revisions to any of the forward-looking statements contained in this press release or the third quarter earnings call to reflect circumstances existing after the date of this press release or to reflect the occurrence of future events even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized. Additional information regarding these and other factors can be found in Item 1A. Risk Factors in our 2016 Annual Report on Form 10-K.

For further information, please contact:

L Brands:
Investor Relations	Media Relations
Amie Preston	Tammy Roberts Myers
(614) 415-6704	(614) 415-7072
apreston@lb.com	communications@lb.com

VICTORIA'S SECRET / BATH & BODY WORKS / PINK / LA SENZA / HENRI BENDEL
Three Limited Parkway Columbus, OH 43230 www.LB.com

L BRANDS
THIRD QUARTER 2017

Comparable Sales Increase (Decrease) (Stores and Direct):

	Third Quarter	Third Quarter	Year- to- Date	Year- to- Date
	2017	2016	2017	2016
Victoria's Secret[1]	(4%)	(1%)	(11%)	1%
Bath & Body Works[1]	4%	7%	4%	6%
L Brands[2]	(1%)	2%	(6%)	3%

1 - Results include company-owned stores in the U.S. and Canada and direct sales.
2 - Results include company-owned stores in the U.S., Canada, the U.K. and Greater China and direct sales.

Comparable Sales Increase (Decrease) (Stores Only):

	Third Quarter	Third Quarter	Year- to- Date	Year- to- Date
	2017	2016	2017	2016
Victoria's Secret[1]	(5%)	(2%)	(9%)	—%
Bath & Body Works[1]	1%	5%	1%	4%
L Brands[2]	(3%)	—%	(6%)	1%

1 - Results include company-owned stores in the U.S. and Canada.
2 - Results include company-owned stores in the U.S., Canada, the U.K. and Greater China.

Total Sales (Millions):

	Third Quarter	Third Quarter	Year- to- Date	Year- to- Date
	2017	2016	2017	2016
Victoria's Secret[1]	$1,243.0	$1,285.9	$3,840.6	$4,136.2
Victoria's Secret Direct	295.9	298.2	877.7	1,056.1
Total Victoria's Secret	$1,538.9	$1,584.1	$4,718.3	$5,192.3

Bath & Body Works[1]	$703.1	$681.6	$2,044.6	$1,977.4
Bath & Body Works Direct	112.7	88.6	309.6	254.4
Total Bath & Body Works	$815.8	$770.2	$2,354.2	$2,231.8

VS & BBW International[2]	$114.9	$103.7	$332.1	$298.7
Other	$148.2	$123.0	$404.7	$361.7
L Brands	$2,617.8	$2,581.0	$7,809.3	$8,084.5

1 - Results include company-owned stores in the U.S. and Canada.
2 - Results include retail sales from company-owned stores outside of the U.S. and Canada, royalties associated with franchised stores and wholesale sales.

VICTORIA'S SECRET / BATH & BODY WORKS / PINK / LA SENZA / HENRI BENDEL
Three Limited Parkway Columbus, OH 43230 www.LB.com

Total Company-Owned Stores:

	Stores			Stores
	Operating			Operating
	at 1/28/17	Opened	Closed	at 10/28/17
Victoria's Secret U.S.	998	3	(8)	993
PINK U.S.	133	7	(1)	139
Victoria's Secret Canada	37	2	—	39
PINK Canada	9	—	(2)	7
Total Victoria's Secret	1,177	12	(11)	1,178

Bath & Body Works U.S.	1,591	25	(14)	1,602
Bath & Body Works Canada	102	—	—	102
Total Bath & Body Works	1,693	25	(14)	1,704

Victoria's Secret U.K.	15	1	—	16
PINK U.K.	3	1	—	4
Victoria's Secret Beauty and Accessories	31	1	(3)	29
Victoria's Secret China	—	2	—	2
Total VS & BBW International	49	5	(3)	51

Henri Bendel	29	—	(1)	28
La Senza U.S.	4	1	—	5
La Senza Canada	122	1	(2)	121
Total L Brands Stores	3,074	44	(31)	3,087

Total Noncompany-Owned Stores:

	Stores			Stores
	Operating			Operating
	at 1/28/17	Opened	Closed	at 10/28/17
Victoria's Secret Beauty & Accessories - Travel Retail	152	12	(10)	154
Bath & Body Works - Travel Retail	8	2	—	10
Victoria's Secret Beauty & Accessories	239	13	(8)	244
Victoria's Secret	23	7	—	30
PINK	5	—	—	5
Bath & Body Works	151	16	(1)	166
La Senza	203	4	(13)	194
Total	781	54	(32)	803

VICTORIA'S SECRET / BATH & BODY WORKS / PINK / LA SENZA / HENRI BENDEL
Three Limited Parkway Columbus, OH 43230 www.LB.com

L BRANDS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
THIRTEEN WEEKS ENDED OCTOBER 28, 2017 AND OCTOBER 29, 2016
(Unaudited)
(In thousands except per share amounts)
	2017	2016
Net Sales	$2,617,784	$2,580,979
Costs of Goods Sold, Buying and Occupancy	(1,629,437)	(1,555,693)
Gross Profit	988,347	1,025,286
General, Administrative and Store Operating Expenses	(756,684)	(741,706)
Operating Income	231,663	283,580
Interest Expense	(98,640)	(96,817)
Other Income	1,639	3,417
Income Before Income Taxes	134,662	190,180
Provision for Income Taxes	48,677	68,540
Net Income	$85,985	$121,640

Net Income Per Diluted Share	$0.30	$0.42

Weighted Average Shares Outstanding	285,437	290,265

L BRANDS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
THIRTY-NINE WEEKS ENDED OCTOBER 28, 2017 AND OCTOBER 29, 2016
(Unaudited)
(In thousands except per share amounts)
	2017	2016
Net Sales	$7,809,327	$8,084,539
Costs of Goods Sold, Buying and Occupancy	(4,890,239)	(4,903,394)
Gross Profit	2,919,088	3,181,145
General, Administrative and Store Operating Expenses	(2,177,339)	(2,165,961)
Operating Income	741,749	1,015,184
Interest Expense	(299,675)	(295,317)
Other Income	28,118	83,350
Income Before Income Taxes	470,192	803,217
Provision for Income Taxes	151,279	276,849
Net Income	$318,913	$526,368

Net Income Per Diluted Share	$1.11	$1.81

Weighted Average Shares Outstanding	287,900	291,343

VICTORIA'S SECRET / BATH & BODY WORKS / PINK / LA SENZA / HENRI BENDEL
Three Limited Parkway Columbus, OH 43230 www.LB.com

L BRANDS, INC. AND SUBSIDIARIES
ADJUSTED FINANCIAL INFORMATION
(Unaudited)
(In thousands except per share amounts)

	Third Quarter		Year-to-Date
	2017	2016	2017	2016
Details of Special Items - Income (Expense)
Victoria's Secret Restructuring	$—	$—	$—	$(34,545)
Special Items included in Operating Income	—	—	—	(34,545)

Gain on Distribution from Easton Town Center, LLC	—	—	—	108,310
Loss on Extinguishment of Debt	—	—	—	(35,827)
Special Items included in Other Income	—	—	—	72,483

Tax Effect of Special Items	—	—	—	(11,549)
Special Items included in Net Income	$—	$—	$—	$26,389
Special Items included in Earnings Per Diluted Share	$—	$—	$—	$0.09

Reconciliation of Reported Operating Income to Adjusted Operating Income
Reported Operating Income	$231,663	$283,580	$741,749	$1,015,184
Special Items included in Operating Income	—	—	—	34,545
Adjusted Operating Income	$231,663	$283,580	$741,749	$1,049,729

Reconciliation of Reported Net Income to Adjusted Net Income
Reported Net Income	$85,985	$121,640	$318,913	$526,368
Special Items included in Net Income	—	—	—	(26,389)
Adjusted Net Income	$85,985	$121,640	$318,913	$499,979

Reconciliation of Reported Earnings Per Diluted Share to Adjusted Earnings Per Diluted Share
Reported Earnings Per Diluted Share	$0.30	$0.42	$1.11	$1.81
Special Items included in Earnings Per Diluted Share	—	—	—	(0.09)
Adjusted Earnings Per Diluted Share	$0.30	$0.42	$1.11	$1.72

See Notes to Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures.

VICTORIA'S SECRET / BATH & BODY WORKS / PINK / LA SENZA / HENRI BENDEL
Three Limited Parkway Columbus, OH 43230 www.LB.com

L BRANDS, INC. AND SUBSIDIARIES
NOTES TO RECONCILIATION OF GAAP FINANCIAL MEASURES
TO NON-GAAP FINANCIAL MEASURES
(Unaudited)

The “Adjusted Financial Information” provided in the attached reflects the following non-GAAP financial measures:

Fiscal 2017

In the first, second and third quarters of 2017, there were no adjustments to results.

Fiscal 2016

In the third quarter of 2016, there were no adjustments to results.

In the second quarter of 2016, adjusted results exclude the following:

•	A $108.3 million pre-tax gain ($70.2 million net of tax of $38.1 million), included in other income, related to a $124.4 million cash distribution from Easton Town Center.

•	A $35.8 million pre-tax loss ($22.4 million net of tax of $13.4 million), included in other income, associated with the early extinguishment of our July 2017 notes.

In the first quarter of 2016, adjusted results exclude the following:

•
Pre-tax charges of $34.5 million ($21.4 million net of tax of $13.1 million) related to actions at Victoria’s Secret, including severance charges, fabric cancellations and the write-off of catalogue paper.

The Adjusted Financial Information should not be construed as an alternative to the reported results determined in accordance with generally accepted accounting principles. Further, the Company’s definition of adjusted income information may differ from similarly titled measures used by other companies. Management believes that the presentation of adjusted financial information provides additional information to investors to facilitate the comparison of past and present operations. While it is not possible to predict future results, management believes the adjusted information is useful for the assessment of the ongoing operations of the Company because the adjusted items are not indicative of our ongoing operations due to their size and nature. Additionally, management uses adjusted financial information as key performance measures of results of operations for the purpose of evaluating performance internally. The Adjusted Financial Information should be read in conjunction with the Company’s historical financial statements and notes thereto contained in the Company’s quarterly reports on Form 10-Q and annual report on Form 10-K.

VICTORIA'S SECRET / BATH & BODY WORKS / PINK / LA SENZA / HENRI BENDEL
Three Limited Parkway Columbus, OH 43230 www.LB.com